UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Michael W. Stockton

New World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New World Fund® Annual report for the year ended October 31, 2017

Capturing the
growth potential
of developing
economies.

The fund’s investment objective is long-term capital appreciation.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for the period ended September 30, 2017 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	13.21%	5.29%	2.55%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 1.04% for Class A shares as of the prospectus dated January 1, 2018 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

6	The value of a long-term perspective

7	Summary investment portfolio

12	Financial statements

35	Board of directors and other officers

Fellow investors:

Developing country stocks surged during New World Fund’s fiscal year, lifted by a strengthening global economy, rising profits from technology-related companies and a weakening U.S. dollar.

The fund produced solid returns for the 12 months ended October 31, 2017, increasing 24.66% for shareholders who reinvested the 48 cents a share dividend paid in December 2016. The fund’s benchmarks — the MSCI ACWI (All Country World Index) and MSCI EM (Emerging Markets) Index — rose 23.20% and 26.45%, respectively.

With the primary objective of long-term appreciation, New World Fund offers a multidimensional approach to capturing the potential of emerging markets by investing in stocks of companies based in the developing world and stocks of multinational companies based in the developed world that have significant business in the developing world. The fund also seeks to make opportunistic investments in government and corporate bonds of developing country issuers.

This approach is intended to offer potential benefits for long-term investors, including help with reducing some of the volatility typically associated with investing in developing markets. As can be seen in the table below, the fund’s results compare favorably to the MSCI ACWI, which represents the range of investable companies, and MSCI EM Index, the closest benchmark to the fund’s objective of benefiting from significant exposure to developing economies and markets.

Results at a glance

For periods ended October 31, 2017, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 6/17/99)

New World Fund (Class A shares)	24.66%	7.02%	2.52%	8.29%
MSCI ACWI (All Country World Index)	23.20	10.80	3.70	4.79
MSCI EM (Emerging Markets) Index	26.45	4.83	0.60	8.05
J.P. Morgan Emerging Markets Bond Index Global Diversified	6.32	4.81	7.24	9.66

Because New World Fund invests in companies based in both the developed and developing worlds as well as emerging markets bonds, it uses the MSCI ACWI (All Country World Index), MSCI EM (Emerging Markets) Index and J.P. Morgan Emerging Markets Bond Index Global Diversified as benchmarks. MSCI ACWI and MSCI EM Index results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

New World Fund	1

Where the fund’s assets are invested

Geographical distribution of net assets on October 31, 2017

Developed country equities	48.4%

The Americas
United States	15.4
Canada	1.0

Asia
Japan	5.6
South Korea	3.7
Hong Kong	3.5
Taiwan	3.0
Australia	.7
New Zealand	.1

Europe
United Kingdom	4.9
France	4.1
Switzerland	1.5
Germany	1.4
Netherlands	.9
Denmark	.8
Spain	.8
Italy	.5
Sweden	.4

Africa/Middle East
Israel	.1

Developing country equities	38.6%

The Americas
Brazil	6.1
Mexico	1.9
Argentina	1.8
Peru	.1
Republic of Colombia	.1
Chile	.1

Asia
China	11.9
India	8.6
Philippines	2.0
Thailand	1.0
Indonesia	.4
Malaysia	.2

Europe
Russian Federation	1.4
Turkey	.6
Greece	.4
Hungary	.1

Africa/Middle East
South Africa	1.7
Qatar	.1
United Arab Emirates	.1

Developed country bonds	.1%

The Americas
United States	.1

Developing country bonds	4.7%

The Americas
Mexico	.7
Brazil	.6
Argentina	.5
Dominican Republic	.2
Republic of Colombia	.1
Peru	.1
Paraguay	.1
Panama	.1

Asia
India	.3
Indonesia	.3
Pakistan	.2
Kazakhstan	.1
Sri Lanka	.1
China	.1

Europe
Turkey	.3
Russian Federation	.2

Africa/Middle East
Egypt	.2
South Africa	.1
Ghana	.1
Kenya	.1
Morocco	.1
Saudi Arabia	.1

Short-term securities & other assets less liabilities	8.2%

Total	100.0%

2	New World Fund

Developed and developing country stocks

World equity markets rallied during the November-to-October period, with key market indexes hitting a series of record highs amid upbeat data from the U.S., Europe and China. Developing country stocks continued a rebound dating back to late January 2016, fueled by stimulus measures in China, rising prices for industrial metals and diminishing concerns about the potential for sudden changes to global trade policies following the U.S. presidential election. The information technology sector registered the most impressive gains in the MSCI EM Index, soaring 52.00% on demand for semiconductors used in a growing number of computing devices and the increasing use of mobile services on smartphones.

Chinese stocks surged 41.06%, led by gains from leading internet companies, as China’s economy proved to be more resilient than some thought possible. Growth was supported by sustained stimulus measures, robust home sales and steady consumer spending. Investor sentiment was further boosted by government measures to limit financial risks and debt excesses, in addition to efforts to consolidate struggling state-owned enterprises and curb surplus capacity in commodities-related industries.

Indian equities rose 23.20%, despite richer valuations compared with other emerging markets. Political stability and reforms seen to modernize the country’s economy helped lift the MSCI India Index to levels last seen in 2008. Government measures included a nationwide sales tax system to replace a patchy framework of state taxes, changes to bankruptcy laws to speed up resolution of bad corporate debt and, more recently, a $32 billion capital injection for the country’s state-owned banks. Meanwhile, reform-minded Prime Minister Narendra Modi further solidified his power after his party won key state elections in March.

Asian markets were notable gainers overall. South Korean stocks climbed 40.42%, and Taiwanese stocks increased 25.74%, primarily on strong exports of technology-related components. The New Taiwan dollar appreciated 4.64% against the U.S. dollar, while the Korean won improved 2.13%. Despite rising political tensions with North Korea, stocks in South Korea were further supported by reasonable valuations and expectations that the country’s family-held conglomerates would adopt more shareholder-friendly reforms.

In Latin America, Brazilian stocks climbed 9.67%, overcoming political upheaval in May and June when President Michel Temer was implicated in a bribery scandal. Government officials made progress on improving Brazil’s fiscal situation with the passage of a major bill to control public spending and a plan to privatize some state assets. The country realized marginal growth during the first two quarters of 2017 after shrinking for two years. Lawmakers in August voted against making Temer stand trial for corruption, lifting hopes that his pro-business team could rally support for further reforms.

Inside the portfolio

Technology companies were substantial contributors to the portfolio. South Korea’s Samsung Electronics shot up 71.61% on healthy profits from its memory chip business as well as plans to pay dividends and retire U.S. Treasury stock. Singapore-based Broadcom, which has significant U.S. operations, expanded 54.99% on booming demand for its communications chips used by Apple and other leading smartphone makers. Taiwan Semiconductor, the world’s largest made-to-order chip manufacturer, rose 34.89%.

Chinese companies were a notable source of strength among the fund’s portfolio holdings. Internet giants Alibaba and Tencent soared 81.82% and 68.97%, respectively. Both delivered a string of robust quarterly earnings reports, underscoring China’s ongoing shift to a consumer-led economy. Alibaba is the country’s largest e-commerce company while Tencent operates its largest social media platform. China Gas, an operator of natural gas pipelines in 330 Chinese cities, increased 99.33% amid the government’s broad push to reduce air pollution — a move that should increase demand for natural gas.

Select investments in India enhanced portfolio returns. Conglomerate Reliance Industries soared 84.57% on solid profits from its oil-refining business and progress in launching its Jio mobile phone unit. HDFC Bank, one of India’s largest private banks, rose 26.29% on continued loan growth. Grasim Industries, a building materials and textiles company, advanced 30.11%.

Health care companies weighed on returns. Teva Pharmaceutical dropped 67.71%. The Israeli-based maker of generic drugs cut its 2017 profit forecast and slashed its dividend due to weaker prices for its products. China Biologic, which makes drugs for treating blood and immune system conditions, fell 34.21% on corporate governance concerns and pricing pressures for one of its key products. London–listed Hikma Pharmaceuticals, which sells its medicines primarily in the Middle East, North Africa and the United States, declined 27.99%. Its shares were hit by a weaker sales forecast for its generics drug business and delays in securing U.S. regulatory approval for a new treatment.

Certain investments in Brazil disappointed. JBS, the world’s largest meatpacker, tumbled 24.23% as the company’s top executives became ensnared in a government corruption scandal. State-owned energy giant Petrobras declined 8.27%, in part due to government inquiries that slowed the company’s progress on selling assets to reduce its massive debt load. Moody’s upgraded the company’s credit rating in

New World Fund	3

The New Geography of Investing®

Fifty years ago, companies tended to do business solely within their own borders. Globalization, however, has made that less and less true. Where a company is headquartered or where its stock is listed have become less meaningful proxies.

Country breakdown by domicile (%)

	Region	Fund	Index
■	United States	15%	52%
■	Canada	1	3
■	Europe	15	21
■	Japan	7	8
■	Asia-Pacific ex. Japan	4	4
■	Emerging markets	45	12
■	Cash & Equivalents	8	—
■	Fixed Income	5	—
	Total	100%	100%

Country breakdown by revenue equity (%)

	Region	Fund	Index
■	United States	19%	40%
■	Canada	1	3
■	Europe	12	18
■	Japan	5	7
■	Asia-Pacific ex. Japan	3	4
■	Emerging markets	60	28
	Total	100%	100%

Source: Capital Group (as of October 31, 2017).

Compared with the MSCI ACWI (All Country World Index) as a percent of net assets. All figures include convertible securities.

mid-October, citing increased cash flow and improved corporate governance.

During the 12-month period, bonds issued in U.S. dollars and those denominated in local currencies posted solid returns as investors were drawn to higher yielding assets amid an ultra-low rate environment in the U.S. and other developed countries. Bond investments bolstered the fund’s overall results, producing an 8.65% gain; those issued by Argentina, Brazil and India were most helpful to returns. As of October 31, 2017, the fund was invested in bonds from more than 20 developing countries. The fund manages currency exposures arising from investments in bonds denominated in local currencies.

As of October 31, 2017, developing country equities and bonds accounted for 43.5% of the fund’s net assets. The portion of net assets invested in developed country equities was 48.4%. Holdings in cash and cash-like securities amounted to 8.0%; this position is a reflection of the decision made by individual portfolio managers to hold cash as part of their investment strategy.

Looking forward

Developing countries are benefiting from an expanding global economy, moderating dollar strength and healthy demand for technology-related components and services. A synchronized recovery is an ideal environment for emerging markets, similar to the period that lasted from 2003 to 2007.

Furthermore, corporate profits continue to improve, and in aggregate are forecast to register another year of double-digit growth. On the whole, economic growth rates in the developing world vary by country but remain stronger than those in developed nations.

4	New World Fund

Potential risks on the horizon include possible shifts in China’s policies and potential changes to international trade agreements.

In this environment, our investment team remains centered on individual companies as the developing country universe includes a truly diverse set of nations, markets and businesses. It is our belief that comprehensive, company-by-company research helps us identify those firms that should thrive over the long term.

Currently, portfolio managers have significant exposure to technology companies based in China, the U.S. and greater Asia. Investments in the information technology sector are at a 10-year high and more than double the fund’s 10-year average. These investments range from internet-related businesses to electronic component manufacturers to semiconductor makers that appear positioned to benefit from the increasing use of smartphones, mobile services and digital commerce in the developing world.

The financials sector is another area of interest, where managers prefer banks domiciled in developing countries, notably private sector banks in India and Latin America. Insurance firms catering to the fast-growing Asian markets, particularly China, are also seen to be attractive opportunities.

Thank you for your commitment to New World Fund. We look forward to reporting to you again in six months.

Cordially,

Robert W. Lovelace

Vice Chairman and President

December 14, 2017

For current information about the fund, visit americanfunds.com.

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

New World Fund	5

The value of a long-term perspective

How a $10,000 investment has grown (for the period June 17, 1999, to October 31, 2017, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: MSCI. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Includes reinvested dividends of $5,205 and reinvested capital gain distributions of $4,680.
[4]	For the period June 17, 1999 (commencement of operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2017)*

	1 year	5 years	10 years	Lifetime

Class A shares	17.51%	5.76%	1.92%	7.94%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

6	New World Fund

Summary investment portfolio October 31, 2017

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	15.51%
China	11.94
India	8.89
Euro zone*	8.15
Brazil	6.77
Japan	5.61
United Kingdom	4.94
South Korea	3.73
Hong Kong	3.54
Other countries	22.77
Short-term securities & other assets less liabilities	8.15
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Greece, Italy, the Netherlands, Slovenia and Spain.

Common stocks 86.32%	Shares	Value (000)
Information technology 22.57%
Samsung Electronics Co., Ltd.	293,100	$720,487
Taiwan Semiconductor Manufacturing Co., Ltd.	69,244,500	557,914
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	59,262
Alphabet Inc., Class C1	484,856	492,924
Alphabet Inc., Class A1	111,114	114,785
Tencent Holdings Ltd.	12,498,800	560,422
Alibaba Group Holding Ltd. (ADR)[1]	2,544,900	470,527
Facebook, Inc., Class A1	2,250,400	405,207
Broadcom Ltd.	1,347,996	355,750
Baidu, Inc., Class A (ADR)[1]	1,445,160	352,532
Micron Technology, Inc.[1]	6,692,000	296,523
United Microelectronics Corp.	541,248,349	278,166
Murata Manufacturing Co., Ltd.	1,524,600	237,194
MasterCard Inc., Class A	1,516,000	225,535
AAC Technologies Holdings Inc.	11,622,471	212,742
Intel Corp.	3,957,600	180,031
Keyence Corp.	324,000	179,033
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	30,040,104	178,045
Other securities		1,694,793
		7,571,872

Financials 12.45%
AIA Group Ltd.	62,362,800	469,236
HDFC Bank Ltd.[2]	15,448,825	431,807
HDFC Bank Ltd. (ADR)	385,000	35,535
Grupo Financiero Galicia SA, Class B (ADR)	5,911,217	324,526
Kotak Mahindra Bank Ltd.	19,743,219	312,450
Sberbank of Russia	15,616,358	224,065
Prudential PLC	8,834,055	217,294
Capitec Bank Holdings Ltd.	2,380,757	158,255
Other securities		2,005,725
		4,178,893

Consumer discretionary 12.37%
Naspers Ltd., Class N	1,076,481	262,292
Priceline Group Inc.[1]	121,096	231,531
Ctrip.com International, Ltd. (ADR)[1]	4,005,000	191,799
Hyundai Motor Co.	1,123,999	161,524
Ryohin Keikaku Co., Ltd.	543,000	159,502
Kroton Educacional SA, ordinary nominative	28,173,800	154,937
Other securities		2,988,965
		4,150,550

New World Fund	7

Common stocks (continued)	Shares	Value (000)
Consumer staples 7.73%
British American Tobacco PLC	4,803,200	$310,739
Nestlé SA	3,049,217	256,432
Pernod Ricard SA	1,273,700	191,022
JBS SA, ordinary nominative	79,143,000	182,416
Other securities		1,651,817
		2,592,426

Industrials 7.07%
Airbus SE, non-registered shares	3,506,837	358,453
International Container Terminal Services, Inc.[3]	110,891,000	227,474
Shanghai International Airport Co., Ltd., Class A	30,512,278	201,423
Other securities		1,584,541
		2,371,891

Materials 6.04%
Vale SA, ordinary nominative (ADR)	14,216,799	139,182
Vale SA, ordinary nominative	13,365,752	131,153
First Quantum Minerals Ltd.	16,776,000	187,643
Other securities		1,568,073
		2,026,051

Health care 6.03%
Hypermarcas SA, ordinary nominative	31,130,200	325,453
CSL Ltd.	1,509,300	160,484
Other securities		1,535,834
		2,021,771

Energy 4.83%
Reliance Industries Ltd.	47,751,028	693,619
Kosmos Energy Ltd.[1,3]	28,140,493	216,119
Other securities		711,815
		1,621,553

Utilities 3.68%
ENN Energy Holdings Ltd.	34,840,000	255,447
China Gas Holdings Ltd.	79,402,900	241,219
China Resources Gas Group Ltd.	54,715,800	200,238
Infraestructura Energética Nova, SAB de CV	33,464,276	170,867
Other securities		366,884
		1,234,655

Telecommunication services 1.86%
SoftBank Group Corp.	4,070,065	356,052
Other securities		268,189
		624,241

Real estate 0.82%
Other securities		274,577

Miscellaneous 0.87%
Other common stocks in initial period of acquisition		293,020

Total common stocks (cost: $20,016,062,000)		28,961,500

Preferred securities 0.17%
Information technology 0.17%
Other securities		58,660

Total preferred securities (cost: $58,660,000)		58,660

Rights & warrants 0.46%
Other 0.46%
Other securities		153,520

Total rights & warrants (cost: $108,663,000)		153,520

8	New World Fund

Convertible stocks 0.06%	Shares	Value (000)
Miscellaneous 0.06%
Other convertible stocks in initial period of acquisition		$20,283

Total convertible stocks (cost: $19,790,000)		20,283

Bonds, notes & other debt instruments 4.84%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 3.85%
Other securities		1,292,766

Corporate bonds & notes 0.90%
Other 0.90%
Other securities		301,314

Total corporate bonds & notes		301,314

U.S. Treasury bonds & notes 0.09%
U.S. Treasury 0.09%
Other securities		28,924

Total bonds, notes & other debt instruments (cost: $1,555,061,000)		1,623,004

Short-term securities 8.19%
Bank of Montreal 1.29%–1.30% due 11/1/2017–11/8/2017	$188,100	188,075
Gotham Funding Corp. 1.34% due 12/12/2017[4]	50,000	49,925
Kells Funding, LLC 1.30%–1.42% due 11/2/2017–2/5/2018[4]	220,000	219,396
Mitsubishi UFJ Trust and Banking Corp. 1.36% due 1/5/2018[4]	34,200	34,118
Mizuho Bank, Ltd. 1.27% due 11/15/2017–12/1/2017[4]	211,600	211,451
Nestlé Finance International Ltd. 1.15% due 12/5/2017	100,000	99,888
Nordea Bank AB 1.26%–1.41% due 11/7/2017–4/9/2018[4]	210,300	209,868
Victory Receivables Corp. 1.33%–1.35% due 11/14/2017–12/26/2017[4]	140,200	140,010
Other securities		1,594,784

Total short-term securities (cost: $2,746,187,000)		2,747,515
Total investment securities 100.04% (cost: $24,504,423,000)		33,564,482
Other assets less liabilities (0.04)%		(14,906)

Net assets 100.00%		$33,549,576

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes a security which was pledged as collateral. The total value of pledged collateral was $270,000, which represented less than .01% of the net assets of the fund.

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2017 (000)
USD67,087	INR4,400,899	JPMorgan Chase	11/6/2017	$(805)
USD12,646	BRL40,000	JPMorgan Chase	11/9/2017	437
USD57,950	INR3,784,041	Bank of America, N.A.	11/16/2017	(345)
USD3,802	BRL12,100	JPMorgan Chase	11/17/2017	113
USD5,075	INR329,550	Citibank	11/17/2017	(1)
USD7,255	ZAR97,000	Barclays Bank PLC	11/20/2017	419
USD13,029	ZAR177,560	Goldman Sachs	11/21/2017	519
USD4,600	TRY16,250	Bank of America, N.A.	11/21/2017	343
USD3,160	EUR2,625	HSBC Bank	11/21/2017	98
USD7,998	MXN152,527	Bank of America, N.A.	11/21/2017	73
USD44,471	INR2,878,728	Citibank	11/24/2017	171

New World Fund	9

Forward currency contracts (continued)

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2017 (000)
USD15,031	BRL49,200	JPMorgan Chase	12/1/2017	$54
USD6,808	GBP5,120	JPMorgan Chase	12/15/2017	(2)
USD5,892	JPY660,000	Bank of America, N.A.	12/18/2017	73
USD3,728	JPY420,000	UBS AG	12/19/2017	25
USD6,025	EUR5,075	HSBC Bank	12/22/2017	95
USD11,858	MXN215,000	JPMorgan Chase	1/4/2018	771
USD17,470	GBP13,135	Citibank	1/5/2018	(13)
USD19,883	INR1,320,000	Citibank	3/26/2018	(128)
				$1,897

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2017, appear below.

						Net
					Net	unrealized		Value of
					realized	(depreciation)	Dividend	affiliates at
	Beginning			Ending	loss	appreciation	income	10/31/2017
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Common stocks 1.65%
Consumer discretionary 0.00%
Matahari Department Store Tbk PT5	71,163,400	80,081,200	98,022,700	53,221,900	$(45,486)	$(19,826)	$5,274	$—
Industrials 0.68%
International Container Terminal Services, Inc.	107,622,000	3,269,000	—	110,891,000	—	47,633	5,320	227,474
Health care 0.00%
China Biologic Products Holdings, Inc.[1,5]	1,927,377	—	1,274,500	652,877	(21,416)	(30,164)	—	—
Energy 0.97%
Kosmos Energy Ltd.[1]	18,860,000	9,280,493	—	28,140,493	—	60,597	—	216,119
Indus Gas Ltd.[1]	10,429,272	—	—	10,429,272	—	(3,695)	—	50,559
Ophir Energy PLC[1]	45,823,577	—	—	45,823,577	—	871	—	39,712
Gulf Keystone Petroleum Ltd.[1]	1,442,326,379	—	1,427,903,115	14,423,264	—	(2,274)	—	19,970
Gulf Keystone Petroleum Ltd.[1,4]	14,287,125	—	14,144,254	142,871	—	(23)	—	198
								326,558
Total common stocks								554,032
Total 1.65%					$(66,902)	$53,119	$10,594	$554,032

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $744,245,000, which represented 2.22% of the net assets of the fund.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $2,399,100,000, which represented 7.15% of the net assets of the fund.
[5]	Unaffiliated issuer at 10/31/2017.

10	New World Fund

Key to abbreviations and symbol

ADR = American Depositary Receipts

BRL = Brazilian reais

EUR = Euros

GBP = British pounds

INR = Indian rupees

JPY = Japanese yen

MXN = Mexican pesos

TRY = Turkish lira

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

New World Fund	11

Financial statements

Statement of assets and liabilities
at October 31, 2017	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $23,913,568)	$33,010,450
Affiliated issuers (cost: $590,855)	554,032	$33,564,482
Cash		1,047
Cash denominated in currencies other than U.S. dollars (cost: $8,880)		8,885
Unrealized appreciation on open forward currency contracts		3,191
Receivables for:
Sales of investments	62,957
Sales of fund’s shares	80,338
Closed forward currency contracts	491
Dividends and interest	46,189
Other	1,538	191,513
		33,769,118
Liabilities:
Unrealized depreciation on open forward currency contracts		1,294
Payables for:
Purchases of investments	74,292
Repurchases of fund’s shares	48,623
Closed forward currency contracts	474
Investment advisory services	14,937
Services provided by related parties	7,916
Directors’ deferred compensation	2,681
Non-U.S. taxes	68,135
Other	1,190	218,248
Net assets at October 31, 2017		$33,549,576

Net assets consist of:
Capital paid in on shares of capital stock		$24,014,764
Undistributed net investment income		170,842
Undistributed net realized gain		367,555
Net unrealized appreciation		8,996,415
Net assets at October 31, 2017		$33,549,576

See Notes to Financial Statements

12	New World Fund

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares,
$.01 par value (507,160 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$13,021,845	196,426		$66.29
Class C	850,840	13,347		63.75
Class T	12	—	*	66.35
Class F-1	1,406,818	21,363		65.85
Class F-2	8,099,919	122,234		66.27
Class F-3	2,502,565	37,636		66.49
Class 529-A	866,728	13,188		65.72
Class 529-C	173,210	2,717		63.76
Class 529-E	40,634	623		65.17
Class 529-T	12	—	*	66.33
Class 529-F-1	57,739	878		65.78
Class R-1	32,168	503		63.93
Class R-2	348,679	5,452		63.96
Class R-2E	23,203	354		65.48
Class R-3	691,124	10,590		65.26
Class R-4	787,380	11,938		65.95
Class R-5E	2,156	33		65.92
Class R-5	427,024	6,412		66.60
Class R-6	4,217,520	63,466		66.45

*	Amount less than one thousand.

See Notes to Financial Statements

New World Fund	13

Statement of operations
for the year ended October 31, 2017	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $25,651; also includes $10,594 from affiliates)	$419,107
Interest (net of non-U.S. taxes of $490)	138,171	$557,278
Fees and expenses*:
Investment advisory services	151,720
Distribution services	49,504
Transfer agent services	39,381
Administrative services	9,420
Reports to shareholders	1,763
Registration statement and prospectus	1,584
Directors’ compensation	970
Auditing and legal	1,104
Custodian	7,602
State and local taxes	1
Other	1,202
Total fees and expenses before reimbursement	264,251
Less transfer agent services reimbursement	2
Total fees and expenses after reimbursement		264,249
Net investment income		293,029

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $973):
Unaffiliated issuers	823,362
Affiliated issuers	(66,902)
Forward currency contracts	(2,949)
Currency transactions	(11,538)	741,973
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $66,750):
Unaffiliated issuers	5,310,202
Affiliated issuers	53,119
Forward currency contracts	2,966
Currency translations	(217)	5,366,070
Net realized gain and unrealized appreciation		6,108,043

Net increase in net assets resulting from operations		$6,401,072

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

14	New World Fund

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31
	2017	2016
Operations:
Net investment income	$293,029	$253,743
Net realized gain (loss)	741,973	(186,337)
Net unrealized appreciation	5,366,070	1,163,130
Net increase in net assets resulting from operations	6,401,072	1,230,536

Dividends paid to shareholders from net investment income	(246,270)	(148,052)

Net capital share transactions	2,662,072	1,161,976

Total increase in net assets	8,816,874	2,244,460

Net assets:
Beginning of year	24,732,702	22,488,242
End of year (including undistributed net investment income: $170,842 and $109,686, respectively)	$33,549,576	$24,732,702

See Notes to Financial Statements

New World Fund	15

Notes to financial statements

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation. Shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge1)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	18 months for shares purchased on or after August 14, 2017.
[2]	Effective December 1, 2017.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

16	New World Fund

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

New World Fund	17

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$7,571,872	$—	$—	$7,571,872
Financials	3,747,086	431,807	—	4,178,893
Consumer discretionary	4,065,903	84,647	—	4,150,550
Consumer staples	2,592,426	—	—	2,592,426
Industrials	2,370,712	1,179	—	2,371,891
Materials	2,011,756	14,295	—	2,026,051
Health care	2,021,771	—	—	2,021,771
Energy	1,621,553	—	—	1,621,553
Utilities	1,234,655	—	—	1,234,655
Telecommunication services	624,241	—	—	624,241
Real estate	274,523	—	54	274,577
Miscellaneous	292,937	83	—	293,020
Preferred securities	—	—	58,660	58,660
Rights & warrants	—	153,520	—	153,520
Convertible stocks	20,283	—	—	20,283
Bonds, notes & other debt instruments	—	1,623,004	—	1,623,004
Short-term securities	—	2,747,515	—	2,747,515
Total	$28,449,718	$5,056,050	$58,714	$33,564,482

18	New World Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$3,191	$—	$3,191
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1,294)	—	(1,294)
Total	$—	$1,897	$—	$1,897

*	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

New World Fund	19

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $368,178,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, October 31, 2017 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$3,191	Unrealized depreciation on open forward currency contracts	$1,294
Forward currency	Currency	Receivables for closed forward currency contracts	491	Payables for closed forward currency contracts	474
			$3,682		$1,768

20	New World Fund

		Net realized loss		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(2,949)	Net unrealized appreciation on forward currency contracts	$2,966

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2017, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$540	$(345)	$(195)	$—	$—
Barclays Bank PLC	419	—	—	(270)	149
Citibank	171	(171)	—	—	—
Goldman Sachs	533	—	—	(470)	63
HSBC Bank	193	—	—	—	193
JPMorgan Chase	1,801	(807)	(994)	—	—
UBS AG	25	—	—	—	25
Total	$3,682	$(1,323)	$(1,189)	$(740)	$430
Liabilities:
Bank of America, N.A.	$345	$(345)	$—	$—	$—
Citibank	616	(171)	(270)	—	175
JPMorgan Chase	807	(807)	—	—	—
Total	$1,768	$(1,323)	$(270)	$—	$175

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013, by state tax authorities for tax years before 2012 and by tax authorities outside the U.S. for tax years before 2010.

New World Fund	21

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2017, the fund reclassified $17,663,000 from undistributed net investment income to capital paid in on shares of capital stock and $32,060,000 from undistributed net realized gain to undistributed net investment income to align financial reporting with tax reporting.

As of October 31, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$337,850
Undistributed long-term capital gains	328,255
Gross unrealized appreciation on investments	9,850,269
Gross unrealized depreciation on investments	(913,340)
Net unrealized appreciation on investments	8,936,929
Cost of investments	24,629,450

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2017	2016
Class A	$96,262	$66,241
Class B1	—	—
Class C	737	—
Class T2	—
Class F-1	10,271	10,188
Class F-2	80,841	39,988
Class F-3[3]	—
Class 529-A	6,021	3,683
Class 529-B1	—	—
Class 529-C	161	—
Class 529-E	220	101
Class 529-T2	—
Class 529-F-1	470	318
Class R-1	47	—
Class R-2	745	—	[4]
Class R-2E	66	1
Class R-3	3,662	1,535
Class R-4	5,875	2,880
Class R-5E5	4	—	[4]
Class R-5	3,670	4,057
Class R-6	37,218	19,060
Total	$246,270	$148,052

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Class F-3 shares began investment operations on January 27, 2017.
[4]	Amount less than one thousand.
[5]	Class R-5E shares began investment operations on November 20, 2015.

22	New World Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.485% on such assets in excess of $27 billion. For the year ended October 31, 2017, the investment advisory services fee was $151,720,000, which was equivalent to an annualized rate of 0.539% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

New World Fund	23

For the year ended October 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$27,940	$23,189		$1,163		Not applicable
Class B1	30	9		Not applicable		Not applicable
Class C	7,773	1,587		390		Not applicable
Class T2	—	—	[3]	—	[3]	Not applicable
Class F-1	3,122	1,687		627		Not applicable
Class F-2	Not applicable	8,041		3,546		Not applicable
Class F-3[4]	Not applicable	115		537		Not applicable
Class 529-A	1,598	1,340		383		$522
Class 529-B1	4	1		—	[3]	—	[3]
Class 529-C	1,538	289		78		106
Class 529-E	177	35		18		25
Class 529-T2	—	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	86		25		34
Class R-1	289	53		14		Not applicable
Class R-2	2,372	1,127		160		Not applicable
Class R-2E	84	28		7		Not applicable
Class R-3	2,931	944		294		Not applicable
Class R-4	1,646	642		329		Not applicable
Class R-5E	Not applicable	1		—	[3]	Not applicable
Class R-5	Not applicable	157		175		Not applicable
Class R-6	Not applicable	50		1,674		Not applicable
Total class-specific expenses	$49,504	$39,381		$9,420		$687

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $970,000 in the fund’s statement of operations reflects $587,000 in current fees (either paid in cash or deferred) and a net increase of $383,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2017.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended October 31, 2017.

24	New World Fund

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2017

Class A	$1,311,682	22,501		$94,135		1,849		$(1,985,569)	(34,785)	$(579,752)	(10,435)
Class B2	71	1		—		—		(13,587)	(255)	(13,516)	(254)
Class C	143,774	2,540		730		15		(235,710)	(4,257)	(91,206)	(1,702)
Class T3	10	—	[4]	—		—		—	—	10	— [4]
Class F-1	471,833	8,205		10,148		201		(518,745)	(9,025)	(36,764)	(619)
Class F-2	3,509,482	60,789		77,437		1,525		(3,433,885)	(59,133)	153,034	3,181
Class F-3[5]	2,396,310	40,210		—		—		(161,909)	(2,574)	2,234,401	37,636
Class 529-A	84,382	1,469		6,020		120		(98,553)	(1,725)	(8,151)	(136)
Class 529-B2	9	—	[4]	—		—		(2,172)	(41)	(2,163)	(41)
Class 529-C	17,400	312		161		3		(24,924)	(448)	(7,363)	(133)
Class 529-E	4,336	76		220		4		(4,941)	(88)	(385)	(8)
Class 529-T3	10	—	[4]	—		—		—	—	10	— [4]
Class 529-F-1	11,696	203		470		9		(9,258)	(161)	2,908	51
Class R-1	7,924	140		47		1		(10,764)	(195)	(2,793)	(54)
Class R-2	89,156	1,591		744		15		(119,526)	(2,149)	(29,626)	(543)
Class R-2E	17,971	312		66		1		(4,184)	(72)	13,853	241
Class R-3	226,729	3,965		3,649		73		(180,878)	(3,158)	49,500	880
Class R-4	307,153	5,420		5,874		116		(194,184)	(3,388)	118,843	2,148
Class R-5E	2,089	36		4		—	[4]	(190)	(3)	1,903	33
Class R-5	137,739	2,356		3,659		72		(89,469)	(1,546)	51,929	882
Class R-6	1,494,350	25,595		37,204		731		(724,154)	(12,285)	807,400	14,041
Total net increase (decrease)	$10,234,106	175,721		$240,568		4,735		$(7,812,602)	(135,288)	$2,662,072	45,168

Year ended October 31, 2016

Class A	$935,112	18,561		$64,924		1,289		$(1,898,813)	(37,506)	$(898,777)	(17,656)
Class B	325	7		—		—		(42,586)	(862)	(42,261)	(855)
Class C	106,146	2,178		—		—		(220,645)	(4,540)	(114,499)	(2,362)
Class F-1	453,811	9,114		10,108		202		(928,139)	(18,572)	(464,220)	(9,256)
Class F-2	3,445,376	67,982		37,947		755		(1,400,212)	(27,628)	2,083,111	41,109
Class 529-A	67,300	1,343		3,684		73		(100,739)	(2,005)	(29,755)	(589)
Class 529-B	69	1		—		—		(5,061)	(103)	(4,992)	(102)
Class 529-C	16,308	336		—		—		(25,933)	(530)	(9,625)	(194)
Class 529-E	3,285	66		101		2		(4,927)	(98)	(1,541)	(30)
Class 529-F-1	8,709	173		317		6		(10,597)	(211)	(1,571)	(32)
Class R-1	7,325	150		—		—		(9,768)	(200)	(2,443)	(50)
Class R-2	79,421	1,628		—	[4]	—		(95,004)	(1,937)	(15,583)	(309)
Class R-2E	6,027	118		1		—	[4]	(484)	(9)	5,544	109
Class R-3	165,824	3,323		1,531		31		(142,907)	(2,858)	24,448	496
Class R-4	183,025	3,622		2,879		58		(141,455)	(2,800)	44,449	880
Class R-5E6	10	—	[4]	—		—		—	—	10	— [4]
Class R-5	116,508	2,311		4,056		81		(252,683)	(4,983)	(132,119)	(2,591)
Class R-6	917,230	18,123		19,053		378		(214,483)	(4,210)	721,800	14,291
Total net increase (decrease)	$6,511,811	129,036		$144,601		2,875		$(5,494,436)	(109,052)	$1,161,976	22,859

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Amount less than one thousand.
[5]	Class F-3 shares began investment operations on January 27, 2017.
[6]	Class R-5E shares began investment operations on November 20, 2015.

New World Fund	25

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $11,567,124,000 and $9,496,177,000, respectively, during the year ended October 31, 2017.

26	New World Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income to average net assets[2,4]
Class A:
10/31/2017	$53.67	$.55	$12.55	$13.10	$(.48)	$—	$(.48)	$66.29	24.66%	$13,022		1.04%		1.04%		.94%
10/31/2016	51.37	.52	2.08	2.60	(.30)	—	(.30)	53.67	5.10	11,103		1.07		1.07		1.03
10/31/2015	59.28	.49	(5.28)	(4.79)	(.49)	(2.63)	(3.12)	51.37	(8.31)	11,532		1.04		1.04		.89
10/31/2014	59.37	.76	.33	1.09	(.57)	(.61)	(1.18)	59.28	1.86	13,217		1.03		1.03		1.28
10/31/2013	52.44	.66	6.98	7.64	(.71)	—	(.71)	59.37	14.71	13,221		1.06		1.06		1.20
Class C:
10/31/2017	51.60	.08	12.12	12.20	(.05)	—	(.05)	63.75	23.68	851		1.84		1.84		.14
10/31/2016	49.48	.10	2.02	2.12	—	—	—	51.60	4.26	777		1.88		1.88		.21
10/31/2015	57.18	.04	(5.09)	(5.05)	(.02)	(2.63)	(2.65)	49.48	(9.04)	862		1.84		1.84		.08
10/31/2014	57.34	.27	.32	.59	(.14)	(.61)	(.75)	57.18	1.04	1,047		1.84		1.84		.47
10/31/2013	50.67	.21	6.75	6.96	(.29)	—	(.29)	57.34	13.80	1,052		1.87		1.87		.39
Class T:
10/31/2017[5,6]	57.00	.44	8.91	9.35	—	—	—	66.35	16.40 [7,8]	—	[9]	.85	[8,10]	.85	[8,10]	1.27	[8,10]
Class F-1:
10/31/2017	53.31	.56	12.46	13.02	(.48)	—	(.48)	65.85	24.69	1,407		1.02		1.02		.97
10/31/2016	51.03	.50	2.10	2.60	(.32)	—	(.32)	53.31	5.14	1,172		1.03		1.03		1.00
10/31/2015	58.83	.49	(5.24)	(4.75)	(.42)	(2.63)	(3.05)	51.03	(8.28)	1,594		1.02		1.02		.91
10/31/2014	58.96	.79	.29	1.08	(.60)	(.61)	(1.21)	58.83	1.87	1,791		1.02		1.02		1.34
10/31/2013	52.09	.67	6.93	7.60	(.73)	—	(.73)	58.96	14.75	2,802		1.03		1.03		1.21
Class F-2:
10/31/2017	53.69	.71	12.53	13.24	(.66)	—	(.66)	66.27	25.02	8,100		.75		.75		1.22
10/31/2016	51.39	.71	2.06	2.77	(.47)	—	(.47)	53.69	5.45	6,392		.76		.76		1.39
10/31/2015	59.34	.64	(5.28)	(4.64)	(.68)	(2.63)	(3.31)	51.39	(8.05)	4,006		.76		.76		1.18
10/31/2014	59.46	.90	.34	1.24	(.75)	(.61)	(1.36)	59.34	2.12	3,624		.75		.75		1.51
10/31/2013	52.53	.85	6.97	7.82	(.89)	—	(.89)	59.46	15.06	1,673		.76		.76		1.52
Class F-3:
10/31/2017[5,11]	54.47	.65	11.37	12.02	—	—	—	66.49	22.07 [7]	2,503		.65	[10]	.65	[10]	1.38	[10]
Class 529-A:
10/31/2017	53.22	.52	12.43	12.95	(.45)	—	(.45)	65.72	24.60	867		1.09		1.09		.89
10/31/2016	50.93	.49	2.07	2.56	(.27)	—	(.27)	53.22	5.05	709		1.13		1.13		.97
10/31/2015	58.81	.44	(5.23)	(4.79)	(.46)	(2.63)	(3.09)	50.93	(8.38)	709		1.11		1.11		.82
10/31/2014	58.92	.71	.33	1.04	(.54)	(.61)	(1.15)	58.81	1.79	793		1.10		1.10		1.21
10/31/2013	52.06	.62	6.93	7.55	(.69)	—	(.69)	58.92	14.65	776		1.12		1.12		1.14

See end of table for footnotes.

New World Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income to average net assets[2,4]
Class 529-C:
10/31/2017	$51.64	$.06	$12.12	$12.18	$(.06)	$—	$(.06)	$63.76	23.61%	$173		1.88%		1.88%		.11%
10/31/2016	49.55	.09	2.00	2.09	—	—	—	51.64	4.22	147		1.92		1.92		.18
10/31/2015	57.25	.01	(5.08)	(5.07)	—	(2.63)	(2.63)	49.55	(9.08)	151		1.90		1.90		.03
10/31/2014	57.42	.24	.31	.55	(.11)	(.61)	(.72)	57.25	.96	175		1.90		1.90		.41
10/31/2013	50.77	.18	6.76	6.94	(.29)	—	(.29)	57.42	13.74	174		1.92		1.92		.34
Class 529-E:
10/31/2017	52.78	.39	12.35	12.74	(.35)	—	(.35)	65.17	24.34	41		1.30		1.30		.68
10/31/2016	50.50	.38	2.05	2.43	(.15)	—	(.15)	52.78	4.84	33		1.34		1.34		.76
10/31/2015	58.32	.32	(5.19)	(4.87)	(.32)	(2.63)	(2.95)	50.50	(8.57)	33		1.33		1.33		.60
10/31/2014	58.45	.57	.32	.89	(.41)	(.61)	(1.02)	58.32	1.54	38		1.33		1.33		.97
10/31/2013	51.65	.50	6.87	7.37	(.57)	—	(.57)	58.45	14.37	38		1.36		1.36		.91
Class 529-T:
10/31/2017[5,6]	57.00	.43	8.90	9.33	—	—	—	66.33	16.37 [7,8]	—	[9]	.89	[8,10]	.89	[8,10]	1.23	[8,10]
Class 529-F-1:
10/31/2017	53.28	.64	12.43	13.07	(.57)	—	(.57)	65.78	24.85	58		.88		.88		1.10
10/31/2016	50.99	.59	2.07	2.66	(.37)	—	(.37)	53.28	5.28	44		.93		.93		1.17
10/31/2015	58.89	.56	(5.25)	(4.69)	(.58)	(2.63)	(3.21)	50.99	(8.19)	44		.90		.90		1.03
10/31/2014	59.00	.83	.32	1.15	(.65)	(.61)	(1.26)	58.89	1.99	49		.89		.89		1.41
10/31/2013	52.13	.74	6.93	7.67	(.80)	—	(.80)	59.00	14.87	44		.92		.92		1.34
Class R-1:
10/31/2017	51.78	.09	12.15	12.24	(.09)	—	(.09)	63.93	23.68	32		1.82		1.82		.15
10/31/2016	49.63	.13	2.02	2.15	—	—	—	51.78	4.33	29		1.83		1.83		.26
10/31/2015	57.35	.06	(5.10)	(5.04)	(.05)	(2.63)	(2.68)	49.63	(9.02)	30		1.81		1.81		.12
10/31/2014	57.51	.30	.31	.61	(.16)	(.61)	(.77)	57.35	1.07	37		1.79		1.79		.52
10/31/2013	50.76	.24	6.78	7.02	(.27)	—	(.27)	57.51	13.89	36		1.79		1.79		.46
Class R-2:
10/31/2017	51.79	.14	12.16	12.30	(.13)	—	(.13)	63.96	23.82	349		1.73		1.73		.25
10/31/2016	49.63	.15	2.01	2.16	—	—	—	51.79	4.35	311		1.79		1.79		.31
10/31/2015	57.33	.08	(5.10)	(5.02)	(.05)	(2.63)	(2.68)	49.63	(8.98)	313		1.78		1.78		.15
10/31/2014	57.49	.29	.32	.61	(.16)	(.61)	(.77)	57.33	1.07	364		1.79		1.79		.51
10/31/2013	50.80	.26	6.77	7.03	(.34)	—	(.34)	57.49	13.90	370		1.78		1.78		.48
Class R-2E:
10/31/2017	53.25	.33	12.39	12.72	(.49)	—	(.49)	65.48	24.16	23		1.44		1.44		.56
10/31/2016	51.02	.43	1.99	2.42	(.19)	—	(.19)	53.25	4.76	6		1.45		1.45		.84
10/31/2015	59.26	.33	(5.27)	(4.94)	(.67)	(2.63)	(3.30)	51.02	(8.59)[8]	—	[9]	1.36	[8]	1.36	[8]	.60	[8]
10/31/2014[5,12]	61.11	.01	(1.86)	(1.85)	—	—	—	59.26	(3.04)[7,8]	—	[9]	.22	[7,8]	.22	[7,8]	.01	[7,8]

28	New World Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income to average net assets[2,4]
Class R-3:
10/31/2017	$52.87	$.40	$12.36	$12.76	$(.37)	$—	$(.37)	$65.26	24.35%	$691		1.30%		1.30%		.69%
10/31/2016	50.60	.39	2.05	2.44	(.17)	—	(.17)	52.87	4.84	513		1.34		1.34		.78
10/31/2015	58.44	.33	(5.20)	(4.87)	(.34)	(2.63)	(2.97)	50.60	(8.57)	466		1.33		1.33		.61
10/31/2014	58.58	.57	.32	.89	(.42)	(.61)	(1.03)	58.44	1.53	495		1.32		1.32		.97
10/31/2013	51.76	.51	6.89	7.40	(.58)	—	(.58)	58.58	14.41	472		1.34		1.34		.92
Class R-4:
10/31/2017	53.45	.58	12.47	13.05	(.55)	—	(.55)	65.95	24.72	787		.98		.98		1.00
10/31/2016	51.15	.56	2.07	2.63	(.33)	—	(.33)	53.45	5.18	523		1.01		1.01		1.10
10/31/2015	59.06	.51	(5.26)	(4.75)	(.53)	(2.63)	(3.16)	51.15	(8.27)	456		1.00		1.00		.93
10/31/2014	59.19	.78	.31	1.09	(.61)	(.61)	(1.22)	59.06	1.87	471		1.00		1.00		1.31
10/31/2013	52.29	.69	6.96	7.65	(.75)	—	(.75)	59.19	14.79	369		1.01		1.01		1.26
Class R-5E:
10/31/2017	53.51	.73	12.39	13.12	(.71)	—	(.71)	65.92	24.93	2		.79		.79		1.21
10/31/2016[5,13]	51.81	.59	1.64	2.23	(.53)	—	(.53)	53.51	4.37 [7]	—	[9]	.90	[10]	.89	[10]	1.24	[10]
Class R-5:
10/31/2017	53.92	.76	12.58	13.34	(.66)	—	(.66)	66.60	25.11	427		.68		.68		1.30
10/31/2016	51.61	.71	2.09	2.80	(.49)	—	(.49)	53.92	5.49	298		.71		.71		1.40
10/31/2015	59.56	.68	(5.31)	(4.63)	(.69)	(2.63)	(3.32)	51.61	(8.00)	419		.70		.70		1.24
10/31/2014	59.66	.98	.30	1.28	(.77)	(.61)	(1.38)	59.56	2.19	407		.69		.69		1.64
10/31/2013	52.68	.87	7.01	7.88	(.90)	—	(.90)	59.66	15.14	477		.70		.70		1.56
Class R-6:
10/31/2017	53.83	.79	12.54	13.33	(.71)	—	(.71)	66.45	25.16	4,217		.64		.64		1.34
10/31/2016	51.52	.76	2.07	2.83	(.52)	—	(.52)	53.83	5.56	2,661		.65		.65		1.48
10/31/2015	59.47	.70	(5.29)	(4.59)	(.73)	(2.63)	(3.36)	51.52	(7.94)	1,810		.65		.65		1.29
10/31/2014	59.58	.98	.32	1.30	(.80)	(.61)	(1.41)	59.47	2.22	1,640		.65		.65		1.64
10/31/2013	52.61	.89	7.01	7.90	(.93)	—	(.93)	59.58	15.19	1,043		.65		.65		1.60

	Year ended October 31
	2017	2016	2015	2014	2013
Portfolio turnover rate for all share classes	37%	30%	41%	32%	36%

[1]	Based on average shares outstanding.
[2]	For the years ended October 31, 2016 and October 31, 2014, this column reflects the impact of corporate action events that resulted in one-time increases to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.07 and .14 percentage points, respectively, for the year ended October 31, 2016, and $.19 and .31 percentage points, respectively, for the year ended October 31, 2014. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class T and 529-T shares began investment operations on April 7, 2017.
[7]	Not annualized.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Amount less than $1 million.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class R-2E shares began investment operations on August 29, 2014.
[13]	Class R-5E shares began investment operations on November 20, 2015.

See Notes to Financial Statements

New World Fund	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 14, 2017

30	New World Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2017, through October 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

New World Fund	31

	Beginning account value 5/1/2017	Ending account value 10/31/2017	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,129.12	$5.53	1.03%
Class A – assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class C – actual return	1,000.00	1,124.74	9.75	1.82
Class C – assumed 5% return	1,000.00	1,016.03	9.25	1.82
Class T – actual return	1,000.00	1,130.14	4.62	.86
Class T – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class F-1 – actual return	1,000.00	1,129.33	5.47	1.02
Class F-1 – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class F-2 – actual return	1,000.00	1,130.90	3.97	.74
Class F-2 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class F-3 – actual return	1,000.00	1,131.33	3.49	.65
Class F-3 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 529-A – actual return	1,000.00	1,129.00	5.74	1.07
Class 529-A – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class 529-C – actual return	1,000.00	1,124.54	9.96	1.86
Class 529-C – assumed 5% return	1,000.00	1,015.83	9.45	1.86
Class 529-E – actual return	1,000.00	1,127.70	6.92	1.29
Class 529-E – assumed 5% return	1,000.00	1,018.70	6.56	1.29
Class 529-T – actual return	1,000.00	1,129.80	4.78	.89
Class 529-T – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 529-F-1 – actual return	1,000.00	1,130.03	4.62	.86
Class 529-F-1 – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class R-1 – actual return	1,000.00	1,124.72	9.64	1.80
Class R-1 – assumed 5% return	1,000.00	1,016.13	9.15	1.80
Class R-2 – actual return	1,000.00	1,125.44	9.21	1.72
Class R-2 – assumed 5% return	1,000.00	1,016.53	8.74	1.72
Class R-2E – actual return	1,000.00	1,127.04	7.67	1.43
Class R-2E – assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-3 – actual return	1,000.00	1,127.69	6.92	1.29
Class R-3 – assumed 5% return	1,000.00	1,018.70	6.56	1.29
Class R-4 – actual return	1,000.00	1,129.46	5.26	.98
Class R-4 – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class R-5E – actual return	1,000.00	1,130.73	4.19	.78
Class R-5E – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class R-5 – actual return	1,000.00	1,131.13	3.65	.68
Class R-5 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class R-6 – actual return	1,000.00	1,131.44	3.44	.64
Class R-6 – assumed 5% return	1,000.00	1,021.98	3.26	.64

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

32	New World Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2017:

Foreign taxes	$0.05 per share
Foreign source income	$1.09 per share
Qualified dividend income	100%
Corporate dividends received deduction	$60,794,000
U.S. government income that may be exempt from state taxation	$2,046,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

New World Fund	33

This page was intentionally left blank.

34	New World Fund

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Elisabeth Allison, 1946	1999	Trustee and Co-Director, The Stanton Foundation	3	None
Vanessa C. L. Chang, 1952	2005	Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Nicholas Donatiello Jr., 1960 Chairman of the Board (Independent and Non-Executive)	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting); Lecturer, Graduate School of Business, Stanford University	3	Big 5 Sporting Goods Corporation; Dolby Laboratories, Inc.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.
William H. Kling, 1942	1999	President Emeritus and former CEO, American Public Media	10	None
Martin E. Koehler, 1957	2015	Independent management consultant; former Managing Director and Senior Advisor, The Boston Consulting Group	3	Deutsche Lufthansa AG
William I. Miller, 1956	1999	President, The Wallace Foundation	3	Cummins, Inc.
Alessandro Ovi, 1944	2001	Publisher and Editor, Technology Review; President, TechRev.srl	3	Landi Renzo SpA; ST Microelectronics SNV
Josette Sheeran, 1954	2015	The Lulu and Anthony Wang President and CEO, Asia Society; United Nations Special Envoy for Haiti; former Vice Chair, World Economic Forum; former Executive Director, United Nations World Food Program	3	None

Interested directors5,6

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Robert W. Lovelace, 1962 Vice Chairman of the Board and President	1999	President and Director, Capital Research and Management Company; Partner — Capital International Investors, Capital Research and Management Company; Vice Chairman of the Board, The Capital Group Companies, Inc.;[7] Director, Capital Group Private Markets, Inc.[7]	2	None
Nicholas J. Grace, 1966 Senior Vice President	2008	Partner — Capital World Investors, Capital Research Company;[7] Director, The Capital Group Companies, Inc.[7]	1	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

New World Fund	35

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Walter R. Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Mark E. Denning, 1957	1999	Director, Capital Research and Management Company;
Senior Vice President		Partner — Capital Research Global Investors, Capital Research Company;[7]
		Partner — Capital Research Global Investors, Capital International, Inc.[7]
Wahid Butt, 1967	2015	Partner — Capital Research Global Investors, Capital Research Company[7]
Vice President
Michael J. Downer, 1955	2003	Director, Senior Vice President and Secretary, Capital Research and Management Company;
Vice President		Chairman of the Board, Capital Bank and Trust Company[7]
Bradford F. Freer, 1969	2006	Partner — Capital World Investors, Capital Research and Management Company
Vice President
Winnie Kwan, 1972	2010	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Vice President
Christopher Thomsen, 1970	2014	Partner — Capital Research Global Investors, Capital Research Company[7]
Vice President
Michael W. Stockton, 1967	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Secretary
Brian C. Janssen, 1972	2010	Vice President — Investment Operations, Capital Research and Management Company
Treasurer
Jennifer L. Butler, 1966	2013	Assistant Vice President — Fund Business Management Group, Capital Research and
Assistant Secretary		Management Company
Dori Laskin, 1951	2010	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer
Gregory F. Niland, 1971	2016	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each director as a trustee or director of a public company or a registered investment company.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors and/or officers listed, with the exception of Wahid Butt and Winnie Kwan, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	New World Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2017, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Elisabeth Allison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$126,000
2017	$122,000

b) Audit-Related Fees:
2016	$7,000
2017	$8,000

c) Tax Fees:
2016	$44,000
2017	$26,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	$29,000
2017	$29,000

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	$1,138,000
2017	$1,194,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$3,000
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,273,000 for fiscal year 2016 and $1,445,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund®

Investment portfolio

October 31, 2017

Common stocks 86.32% Information technology 22.57%	Shares	Value (000)
Samsung Electronics Co., Ltd.	293,100	$720,487
Taiwan Semiconductor Manufacturing Co., Ltd.	69,244,500	557,914
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	59,262
Alphabet Inc., Class C1	484,856	492,924
Alphabet Inc., Class A1	111,114	114,785
Tencent Holdings Ltd.	12,498,800	560,422
Alibaba Group Holding Ltd. (ADR)1	2,544,900	470,527
Facebook, Inc., Class A1	2,250,400	405,207
Broadcom Ltd.	1,347,996	355,750
Baidu, Inc., Class A (ADR)1	1,445,160	352,532
Micron Technology, Inc.1	6,692,000	296,523
United Microelectronics Corp.	541,248,349	278,166
Murata Manufacturing Co., Ltd.	1,524,600	237,194
MasterCard Inc., Class A	1,516,000	225,535
AAC Technologies Holdings Inc.	11,622,471	212,742
Intel Corp.	3,957,600	180,031
Keyence Corp.	324,000	179,033
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	30,040,104	178,045
MercadoLibre, Inc.	568,200	136,544
Samsung SDI Co., Ltd.	713,900	131,266
Visa Inc., Class A	1,154,600	126,983
ASML Holding NV	665,968	120,087
Largan Precision Co., Ltd.	607,000	115,022
Renesas Electronics Corp.1	8,922,000	113,776
Microsoft Corp.	1,238,000	102,977
CommScope Holding Co., Inc.1	2,149,000	69,069
Syntel, Inc.1	2,849,000	66,553
Applied Materials, Inc.	1,090,000	61,509
Mellanox Technologies, Ltd.1	1,244,000	58,157
Infineon Technologies AG	1,863,845	51,032
Skyworks Solutions, Inc.	438,000	49,871
Accenture PLC, Class A	344,500	49,043
Yandex NV, Class A1	1,188,450	40,205
Topcon Corp.	1,865,000	39,086
Globant SA1	1,025,000	38,663
Trimble Inc.1	822,200	33,612
TravelSky Technology Ltd., Class H	12,800,000	33,143
OMRON Corp.	540,000	30,014
Cielo SA, ordinary nominative	4,140,000	28,323
Lumentum Holdings Inc.1	433,400	27,369
Apple Inc.	150,000	25,356
TEMENOS Group AG (Switzerland)	200,000	23,094
Amadeus IT Group SA, Class A, non-registered shares	300,000	20,356
Western Union Co.	1,020,000	20,257
Inphi Corp.1	404,000	16,556
Acacia Communications, Inc.1	391,000	16,543
Halma PLC	944,100	14,821

New World Fund — Page 1 of 15

Common stocks Information technology (continued)	Shares	Value (000)
EPAM Systems, Inc.1	140,200	$12,779
Hamamatsu Photonics KK	365,000	11,733
Hexagon AB, Class B	214,400	10,994
		7,571,872
Financials 12.45%
AIA Group Ltd.	62,362,800	469,236
HDFC Bank Ltd.2	15,448,825	431,807
HDFC Bank Ltd. (ADR)	385,000	35,535
Grupo Financiero Galicia SA, Class B (ADR)	5,911,217	324,526
Kotak Mahindra Bank Ltd.	19,743,219	312,450
Sberbank of Russia	15,616,358	224,065
Prudential PLC	8,834,055	217,294
Capitec Bank Holdings Ltd.	2,380,757	158,255
UniCredit SpA1	7,853,903	150,312
ICICI Bank Ltd.	29,843,563	138,272
ICICI Bank Ltd. (ADR)	441,980	4,044
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	19,158,600	139,972
Itaú Unibanco Holding SA, preferred nominative	9,647,696	124,013
Itaú Unibanco Holding SA, preferred nominative (ADR)	944,000	12,093
Banco Bradesco SA, preferred nominative	11,533,000	122,265
Bajaj Finance Ltd.	3,543,000	98,493
Haci Ömer Sabanci Holding AS	33,455,003	92,951
Bank Central Asia Tbk PT	57,692,400	88,905
KASIKORNBANK PCL, foreign registered	9,311,000	63,904
KASIKORNBANK PCL, nonvoting depository receipts	3,744,000	24,795
Bank of the Philippine Islands	46,231,443	87,761
Housing Development Finance Corp. Ltd.	3,116,090	82,142
Türkiye Garanti Bankasi AS	25,050,582	68,874
Grupo Financiero Banorte, SAB de CV, Series O	11,473,000	68,090
BBVA Banco Francés SA (ADR)	3,050,000	67,222
Moscow Exchange MICEX-RTS PJSC	29,528,672	59,592
Société Générale	1,033,900	57,567
State Bank of India	9,631,280	45,472
Eurobank Ergasias SA1	46,524,169	37,990
China Pacific Insurance (Group) Co., Ltd., Class H	7,260,000	35,782
IRB Brasil Resseguros SA1	3,471,400	34,817
Credicorp Ltd.	162,800	34,097
Moody’s Corp.	237,100	33,765
BB Seguridade Participações SA	3,060,100	25,940
China Construction Bank Corp., Class H	27,644,000	24,663
Akbank TAS	9,300,000	24,540
Banco Macro SA, Class B (ADR)	170,000	21,406
Metropolitan Bank & Trust Co.	12,700,000	21,304
Bangkok Bank PCL, nonvoting depository receipt	3,665,000	21,293
Aditya Birla Capital Ltd.1	6,882,029	18,902
Ayala Corp.	930,000	18,573
GT Capital Holdings, Inc.	684,000	15,634
Banco Bilbao Vizcaya Argentaria, SA	1,270,000	11,115
Public Bank Bhd.	2,170,000	10,487
Siam Commercial Bank PCL, foreign registered	2,121,573	9,356
Barclays Africa Group Ltd.	940,500	9,322
		4,178,893

New World Fund — Page 2 of 15

Common stocks Consumer discretionary 12.37%	Shares	Value (000)
Naspers Ltd., Class N	1,076,481	$262,292
Priceline Group Inc.1	121,096	231,531
Ctrip.com International, Ltd. (ADR)1	4,005,000	191,799
Hyundai Motor Co.	1,123,999	161,524
Ryohin Keikaku Co., Ltd.	543,000	159,502
Kroton Educacional SA, ordinary nominative	28,173,800	154,937
LVMH Moët Hennessy-Louis Vuitton SE	510,500	152,291
Gree Electric Appliances, Inc. of Zhuhai., Class A	21,526,858	138,209
Kering SA	279,870	128,284
Galaxy Entertainment Group Ltd.	18,572,000	126,410
Hermès International	222,082	115,260
NIKE, Inc., Class B	2,023,200	111,256
Melco Resorts & Entertainment Ltd. (ADR)	4,152,000	104,963
Jumbo SA	6,451,000	103,699
Lojas Renner SA, ordinary nominative	9,078,300	95,687
Industria de Diseño Textil, SA	2,470,000	92,343
Domino’s Pizza, Inc.	502,000	91,866
TVS Motor Co Ltd.	7,843,533	87,589
Midea Group Co., Ltd., Class A	9,826,714	75,620
Midea Group Co., Ltd., Class A	1,309,188	10,074
Zhongsheng Group Holdings Ltd.	41,476,500	85,171
Sony Corp.2	1,950,000	84,647
Hyundai Mobis Co., Ltd.	353,200	84,016
Techtronic Industries Co. Ltd.	14,093,000	82,646
Sands China Ltd.	16,302,000	76,794
Samsonite International SA	17,960,300	74,936
Chow Sang Sang Holdings International Ltd.	31,831,300	69,445
Wynn Macau, Ltd.	25,828,600	66,215
MakeMyTrip Ltd., non-registered shares1	2,335,000	63,746
Toyota Motor Corp.	974,400	59,901
Bayerische Motoren Werke AG	584,000	59,524
Altice NV, Class A1	1,844,358	34,793
Altice NV, Class B1	712,002	13,428
L’Occitane International SA	24,511,898	46,564
Starbucks Corp.	720,000	39,485
Maruti Suzuki India Ltd.	308,000	39,046
Marriott International, Inc., Class A	326,000	38,951
Renault SA	391,500	38,827
Yum China Holdings, Inc.	950,700	38,361
Wynn Resorts, Ltd.	240,000	35,398
Li & Fung Ltd.	67,400,000	33,953
Matahari Department Store Tbk PT	53,221,900	33,748
Intercontinental Hotels Group PLC	570,537	31,614
Suzuki Motor Corp.	510,000	27,697
Lojas Americanas SA, preferred nominative	5,133,100	27,585
Mr Price Group Ltd.	2,121,121	26,291
Shangri-La Asia Ltd.	12,610,000	25,086
Peugeot SA	1,053,100	24,982
Inchcape PLC	2,341,650	24,305
Motherson Sumi Systems Ltd.	4,185,000	23,596
PT Surya Citra Media Tbk	146,400,000	23,208
Ferrari NV	161,000	19,298
Nifco Inc.	285,000	18,548
Global Brands Group Holding Ltd.1	139,392,000	16,260
Accor SA	310,000	15,468

New World Fund — Page 3 of 15

Common stocks Consumer discretionary (continued)	Shares	Value (000)
MGM China Holdings, Ltd.	6,780,000	$15,278
Twenty-First Century Fox, Inc., Class A	496,100	12,973
MGM Resorts International	390,000	12,227
McDonald’s Corp.	68,000	11,350
Golden Eagle Retail Group Ltd.	44,000	53
		4,150,550
Consumer staples 7.73%
British American Tobacco PLC	4,803,200	310,739
Nestlé SA	3,049,217	256,432
Pernod Ricard SA	1,273,700	191,022
JBS SA, ordinary nominative	79,143,000	182,416
Raia Drogasil SA, ordinary nominative	5,492,500	131,314
Godrej Consumer Products Ltd.	7,970,000	114,915
Thai Beverage PCL	159,648,400	114,779
Britannia Industries Ltd.	1,020,000	73,062
Associated British Foods PLC	1,617,600	71,585
Lion Corp.	3,675,500	70,339
GRUMA, SAB de CV, Series B	5,191,804	68,007
Fomento Económico Mexicano, SAB de CV	5,302,000	46,287
Fomento Económico Mexicano, SAB de CV (ADR)	162,500	14,259
AMOREPACIFIC Corp.	205,091	57,481
Henkel AG & Co. KGaA, nonvoting preferred	391,000	54,882
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	12,214,068	54,460
Coca-Cola Co.	1,000,000	45,980
PepsiCo, Inc.	410,000	45,194
Foshan Haitian Flavouring and Food Co. Ltd., Class A	5,799,993	44,869
Magnit PJSC (GDR)	966,200	27,343
Magnit PJSC	82,500	10,853
Shoprite Holdings Ltd.	2,650,259	37,932
Unilever NV, depository receipts	650,000	37,786
Emperador Inc.	267,120,000	37,255
Philip Morris International Inc.	350,000	36,624
CP ALL PCL	16,289,000	34,324
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	33,563
Carlsberg A/S, Class B	287,500	32,831
Grupo Nutresa SA	3,341,557	29,680
Herbalife Ltd.1	377,400	27,407
Lenta Ltd. (GDR)1,3	2,509,400	15,834
Lenta Ltd. (GDR)1	1,372,198	8,659
Avenue Supermarts Ltd.1	1,389,230	24,464
Uni-Charm Corp.	1,063,000	24,050
AMOREPACIFIC Group	167,428	21,445
Ambev SA	3,250,000	20,764
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	20,662
a2 Milk Co. Ltd.1	3,405,000	19,858
Coca-Cola HBC AG (CDI)	510,900	17,269
Coty Inc., Class A	1,107,239	17,051
Kao Corp.	278,000	16,713
Universal Robina Corp. (Philippines)	6,003,400	16,629
Reckitt Benckiser Group PLC	163,000	14,581
LG Household & Health Care Ltd.	12,600	13,237
Procter & Gamble Co.	149,770	12,931
Coca-Cola FEMSA, SAB de CV, Series L	1,875,000	12,666
Kweichow Moutai Co., Ltd., Class A	101,906	9,503

New World Fund — Page 4 of 15

Common stocks Consumer staples (continued)	Shares	Value (000)
BIM Birlesik Magazalar AS	388,000	$7,911
Becle, SA de CV1	2,858,800	4,579
		2,592,426
Industrials 7.07%
Airbus SE, non-registered shares	3,506,837	358,453
International Container Terminal Services, Inc.4	110,891,000	227,474
Shanghai International Airport Co., Ltd., Class A	30,512,278	201,423
Eicher Motors Ltd.	266,400	132,574
ASSA ABLOY AB, Class B	5,759,261	121,561
SMC Corp.	314,300	119,523
Boeing Co.	382,000	98,548
Rumo SA1	23,019,724	89,368
Jardine Matheson Holdings Ltd.	1,181,400	75,681
Cummins Inc.	414,400	73,299
Komatsu Ltd.	1,892,000	61,516
Havells India Ltd.	7,940,000	59,423
Aeroflot - Russian Airlines PJSC	17,430,000	53,650
Alliance Global Group, Inc.1	167,000,000	51,758
Grupo Aeroportuario del Sureste, SA de CV, Series B	2,683,000	47,850
Edenred SA	1,492,100	43,017
Safran SA	384,500	40,502
Johnson Controls International PLC	975,700	40,384
Adani Ports & Special Economic Zone Ltd.	5,860,000	38,935
SM Investments Corp.	2,100,000	38,848
Intertek Group PLC	497,800	35,868
Deere & Co.	265,100	35,227
Industries Qatar QSC	1,257,816	32,989
Experian PLC	1,520,000	32,018
DP World Ltd.	1,320,000	31,350
Nidec Corp.	235,000	30,991
Deutsche Post AG	600,000	27,481
Airports of Thailand PCL	14,886,300	26,663
China Merchants Port Holdings Co. Ltd.	8,374,000	26,191
COSCO SHIPPING Ports Ltd.	20,050,000	23,233
CCR SA, ordinary nominative	3,900,000	21,698
BAE Systems PLC	2,530,000	19,943
Grupo Aeroportuario del Pacífico SAB de CV	1,966,200	18,648
Rolls-Royce Holdings PLC1	1,357,000	17,536
Nielsen Holdings PLC	461,000	17,089
Bakrie & Brothers Tbk PT1,2	1,332,820,100	1,179
		2,371,891
Materials 6.04%
Vale SA, ordinary nominative (ADR)	14,216,799	139,182
Vale SA, ordinary nominative	13,365,752	131,153
First Quantum Minerals Ltd.	16,776,000	187,643
Randgold Resources Ltd.	1,482,342	145,591
Teck Resources Ltd., Class B	6,665,400	136,191
Chr. Hansen Holding A/S	1,245,700	109,004
Grasim Industries Ltd.	4,915,735	93,129
Glencore PLC	18,867,000	90,961
LafargeHolcim Ltd.	1,437,357	81,186
LG Chem, Ltd.	172,000	61,947
BASF SE	543,047	59,221

New World Fund — Page 5 of 15

Common stocks Materials (continued)	Shares	Value (000)
Nitto Denko Corp.	625,000	$57,743
Akzo Nobel NV	633,000	57,322
Johnson Matthey PLC	1,207,111	54,205
Pidilite Industries Ltd.	4,460,000	53,833
Evonik Industries AG	1,468,000	53,489
Sirius Minerals PLC1	150,258,080	53,483
LANXESS AG	612,000	47,820
Arkema SA	364,500	46,047
BHP Billiton PLC	2,478,000	44,842
Klabin SA, units	6,509,600	37,609
Wacker Chemie AG	230,000	35,887
Praxair, Inc.	213,200	31,153
Celanese Corp., Series A	296,100	30,886
DowDuPont Inc.	425,000	30,732
Koninklijke DSM NV	342,800	29,245
Air Products and Chemicals, Inc.	139,000	22,161
ACC Ltd.	647,500	18,089
Kansai Paint Co., Ltd.	671,200	17,160
Croda International PLC	304,138	16,901
Fortescue Metals Group Ltd.	4,735,000	16,815
Air Liquide SA2	99,900	12,719
Air Liquide SA, bonus shares2	12,375	1,576
Rio Tinto PLC	263,000	12,395
Platform Specialty Products Corp.1	816,000	8,731
		2,026,051
Health care 6.03%
Hypermarcas SA, ordinary nominative	31,130,200	325,453
CSL Ltd.	1,509,300	160,484
Grifols, SA, Class B, preferred nonvoting, non-registered shares	5,083,154	117,475
Grifols, SA, Class B (ADR)	1,560,308	36,901
Thermo Fisher Scientific Inc.	689,100	133,568
Novartis AG	1,450,400	119,504
Novo Nordisk A/S, Class B	2,354,500	117,131
Hikma Pharmaceuticals PLC	5,885,400	90,986
BioMarin Pharmaceutical Inc.1	1,092,179	89,657
AstraZeneca PLC	1,088,100	72,720
Asahi Intecc Co., Ltd.	1,133,100	65,372
Yunnan Baiyao Group Co., Ltd., Class A	4,099,967	64,858
Waters Corp.1	330,000	64,697
Bayer AG	429,500	55,884
Takeda Pharmaceutical Co. Ltd.	948,000	53,317
China Biologic Products Holdings, Inc.1	652,877	50,735
PerkinElmer, Inc.	689,500	49,865
Genomma Lab Internacional, SAB de CV, Series B1	41,949,334	48,947
bioMérieux SA	602,700	47,276
IHH Healthcare Bhd.	32,193,000	42,889
Sysmex Corp.	615,000	41,810
Straumann Holding AG	44,010	30,725
Carl Zeiss Meditec AG, non-registered shares	560,000	29,850
Illumina, Inc.1	144,500	29,650
Teva Pharmaceutical Industries Ltd. (ADR)	2,111,000	29,132
Essilor International	177,000	22,412

New World Fund — Page 6 of 15

Common stocks Health care (continued)	Shares	Value (000)
Zoetis Inc., Class A	320,000	$20,422
Alexion Pharmaceuticals, Inc.1	84,000	10,051
		2,021,771
Energy 4.83%
Reliance Industries Ltd.	47,751,028	693,619
Kosmos Energy Ltd.1,4	28,140,493	216,119
Royal Dutch Shell PLC, Class B	3,199,765	102,908
Royal Dutch Shell PLC, Class A	1,261,977	39,648
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)1	6,370,676	67,848
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)1	6,540,000	67,035
Noble Energy, Inc.	2,920,000	81,380
Oil Search Ltd.	9,947,300	56,185
Exxon Mobil Corp.	619,500	51,635
Indus Gas Ltd.1,4	10,429,272	50,559
Ophir Energy PLC1,4	45,823,577	39,712
Hess Corp.	771,000	34,047
TOTAL SA	405,971	22,638
Gulf Keystone Petroleum Ltd.1,4	14,423,264	19,970
Gulf Keystone Petroleum Ltd.1,3,4	142,871	198
Tullow Oil PLC1	7,366,775	17,807
LUKOIL Oil Co. PJSC (ADR)	315,000	16,727
YPF SA, Class D (ADR)	674,000	16,553
Halliburton Co.	339,100	14,493
Schlumberger Ltd.	188,800	12,083
African Petroleum Corp. Ltd.1	3,147,408	389
		1,621,553
Utilities 3.68%
ENN Energy Holdings Ltd.	34,840,000	255,447
China Gas Holdings Ltd.	79,402,900	241,219
China Resources Gas Group Ltd.	54,715,800	200,238
Infraestructura Energética Nova, SAB de CV	33,464,276	170,867
Pampa Energía SA (ADR)1	2,001,000	135,728
Power Grid Corp. of India Ltd.	30,183,400	98,722
Equatorial Energia SA, ordinary nominative	3,619,700	67,497
Enel Chile SA	207,300,000	24,165
Guangdong Investment Ltd.	10,900,000	15,788
Energy World Corp. Ltd.1	65,129,000	14,954
Centrais Elétricas Brasileiras SA - Eletrobras, ordinary nominative1	1,488,001	10,030
		1,234,655
Telecommunication services 1.86%
SoftBank Group Corp.	4,070,065	356,052
MTN Group Ltd.	8,137,746	70,662
China Unicom (Hong Kong) Ltd.1	44,470,000	63,159
América Móvil, SAB de CV, Series L (ADR)	2,814,200	48,179
Bharti Airtel Ltd.	4,350,000	33,392
Intouch Holdings PCL, foreign registered	9,823,000	17,150
Vodafone Group PLC (ADR)	473,900	13,734
Advanced Info Service PCL	2,020,000	11,827
Globe Telecom, Inc.	255,000	10,086
		624,241

New World Fund — Page 7 of 15

Common stocks Real estate 0.82%	Shares	Value (000)
Ayala Land, Inc.	117,443,200	$98,277
Ayala Land, Inc., preference shares1,2,5	30,910,900	54
American Tower Corp. REIT	443,100	63,660
SM Prime Holdings, Inc.	86,276,900	61,835
Fibra Uno Administración, SA de CV REIT	20,255,760	31,876
Sun Hung Kai Properties Ltd.	1,154,000	18,875
		274,577
Miscellaneous 0.87%
Other common stocks in initial period of acquisition		293,020
Total common stocks (cost: $20,016,062,000)		28,961,500
Preferred securities 0.17% Information technology 0.17%
Meituan Corp., Series C, 8.00% noncumulative1,2,5	10,495,504	58,660
Total preferred securities (cost: $58,660,000)		58,660
Rights & warrants 0.46% Consumer staples 0.35%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 20182,3	15,100,000	116,815
Health care 0.08%
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 20192,3	6,732,000	28,117
Consumer discretionary 0.03%
Gree Electric Appliances, Inc. of Zhuhai., Class A, warrants, expire 20182,3	1,337,600	8,588
Total rights & warrants (cost: $108,663,000)		153,520
Convertible stocks 0.06% Miscellaneous 0.06%
Other convertible stocks in initial period of acquisition		20,283
Total convertible stocks (cost: $19,790,000)		20,283
Bonds, notes & other debt instruments 4.84% Bonds & notes of governments & government agencies outside the U.S. 3.85%	Principal?amount (000)
Argentine Republic 2.50% 20216	ARS62,496	3,279
Argentine Republic 6.875% 2021	$6,575	7,179
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 22.548% 20227	ARS52,300	3,071
Argentine Republic 7.50% 2026	$31,025	35,136
Argentine Republic 15.50% 2026	ARS253,500	15,089
Argentine Republic 8.28% 20338,9	$10,333	12,100
Argentine Republic 0% 2035	55,100	6,295
Argentine Republic 7.125% 2036	10,850	11,696
Argentine Republic 7.625% 2046	13,010	14,623
Brazil (Federative Republic of) 0% 2019	BRL50,700	14,297
Brazil (Federative Republic of) 0% 2021	239,000	52,676

New World Fund — Page 8 of 15

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal?amount (000)	Value (000)
Brazil (Federative Republic of) 10.00% 2023	BRL16,000	$4,982
Brazil (Federative Republic of) 4.25% 2025	$2,505	2,546
Brazil (Federative Republic of) 10.00% 2025	BRL23,000	7,115
Brazil (Federative Republic of) 10.00% 2027	42,000	12,965
Brazil (Federative Republic of) 5.625% 2047	$14,470	14,781
Brazil (Federative Republic of) Global 5.875% 2019	7,610	7,983
Brazil (Federative Republic of) Global 4.875% 2021	11,915	12,749
Buenos Aires (City of) 8.95% 20218	13,290	14,869
Buenos Aires (City of) 8.95% 20213,8	3,000	3,356
Colombia (Republic of) 4.375% 2021	4,000	4,250
Colombia (Republic of) 4.50% 2026	13,020	13,897
Colombia (Republic of) 9.85% 2027	COP5,915,000	2,451
Colombia (Republic of) 7.375% 2037	$3,250	4,306
Croatia (Republic of) 6.625% 2020	8,000	8,769
Croatia (Republic of) 5.50% 20233	5,415	5,990
Dominican Republic 7.50% 20218	11,450	12,695
Dominican Republic 5.50% 20253	12,700	13,510
Dominican Republic 10.375% 2026	DOP289,000	6,256
Dominican Republic 5.95% 2027	$7,820	8,438
Dominican Republic 8.625% 20273,8	4,950	6,076
Dominican Republic 11.25% 2027	DOP274,300	6,189
Dominican Republic 7.45% 20443	$18,050	21,525
Dominican Republic 7.45% 2044	5,700	6,797
Dominican Republic 6.85% 20453	2,000	2,235
Egypt (Arab Republic of) 5.75% 20203	2,000	2,081
Egypt (Arab Republic of) 5.875% 20253	3,500	3,580
Egypt (Arab Republic of) 7.50% 20273	6,800	7,552
Egypt (Arab Republic of) 8.50% 2047	10,000	11,331
Egypt (Arab Republic of) 8.50% 20473	4,660	5,280
Ghana (Republic of) 7.875% 2023	21,295	23,077
Greece (Hellenic Republic of) 3.00% 202310	€390	431
Greece (Hellenic Republic of) 3.00% 202410	390	423
Greece (Hellenic Republic of) 3.00% 202510	390	416
Greece (Hellenic Republic of) 3.00% 202610	390	410
Greece (Hellenic Republic of) 3.00% 202710	390	403
Greece (Hellenic Republic of) 3.00% 202810	390	391
Greece (Hellenic Republic of) 3.00% 202910	390	382
Greece (Hellenic Republic of) 3.00% 203010	390	375
Greece (Hellenic Republic of) 3.00% 203110	390	368
Greece (Hellenic Republic of) 3.00% 203210	390	364
Greece (Hellenic Republic of) 3.00% 203310	390	359
Greece (Hellenic Republic of) 3.00% 203410	390	354
Greece (Hellenic Republic of) 3.00% 203510	390	349
Greece (Hellenic Republic of) 3.00% 203610	390	345
Greece (Hellenic Republic of) 3.00% 203710	390	341
Greece (Hellenic Republic of) 3.00% 203810	390	339
Greece (Hellenic Republic of) 3.00% 203910	390	338
Greece (Hellenic Republic of) 3.00% 204010	390	336
Greece (Hellenic Republic of) 3.00% 204110	390	336
Greece (Hellenic Republic of) 3.00% 204210	390	336
Hungary 5.75% 2023	$10,000	11,509
Hungary 7.625% 2041	1,350	2,085
India (Republic of) 7.80% 2021	INR1,511,700	24,204
India (Republic of) 8.83% 2023	1,034,600	17,466
India (Republic of) 8.40% 2024	479,300	7,961

New World Fund — Page 9 of 15

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal?amount (000)	Value (000)
India (Republic of) 7.59% 2029	INR695,780	$11,060
India (Republic of) 7.61% 2030	1,808,110	28,927
India (Republic of) 7.88% 2030	250,000	4,063
Indonesia (Republic of) 4.875% 2021	$19,165	20,639
Indonesia (Republic of) 3.75% 2022	30,235	31,479
Indonesia (Republic of) 4.35% 20243	7,000	7,397
Indonesia (Republic of) 5.875% 20243	6,500	7,488
Indonesia (Republic of) 4.75% 20263	26,740	29,219
Indonesia (Republic of) 5.25% 2042	2,950	3,311
Jordan (Hashemite Kingdom of) 6.125% 20263	5,130	5,324
Jordan (Hashemite Kingdom of) 5.75% 20273	6,335	6,348
Kazakhstan (Republic of) 5.125% 20253	3,850	4,288
Kazakhstan (Republic of) 6.50% 20453	7,865	9,866
Kenya (Rebulic of) 5.875% 20193	2,605	2,692
Kenya (Republic of) 6.875% 2024	15,875	16,558
Kenya (Republic of) 6.875% 20243	5,175	5,398
Kuwait (State of) 2.75% 20223	4,500	4,547
Morocco (Kingdom of) 4.25% 2022	10,425	10,963
Morocco (Kingdom of) 4.25% 20223	2,200	2,313
Morocco (Kingdom of) 5.50% 2042	19,250	21,562
Nigeria (Federal Republic of) 5.125% 20183	2,215	2,247
Nigeria (Federal Republic of) 6.375% 2023	5,625	5,919
Nigeria (Federal Republic of) 6.375% 20233	1,095	1,152
Nigeria (Republic of) 6.75% 20213	875	933
Pakistan (Islamic Republic of) 7.25% 20193	10,400	10,858
Pakistan (Islamic Republic of) 7.25% 2019	3,000	3,132
Pakistan (Islamic Republic of) 5.50% 20213	20,595	21,016
Pakistan (Islamic Republic of) 8.25% 2024	9,255	10,348
Pakistan (Islamic Republic of) 8.25% 20243	6,500	7,267
Pakistan (Islamic Republic of) 8.25% 20253	9,222	10,387
Panama (Republic of) 4.50% 20478	33,210	35,153
Paraguay (Republic of) 5.00% 2026	4,545	4,909
Paraguay (Republic of) 5.00% 20263	4,475	4,833
Paraguay (Republic of) 4.70% 20273	7,830	8,241
Paraguay (Republic of) 4.70% 2027	5,900	6,210
Peru (Republic of) 2.75% 2026	€8,255	10,713
Peru (Republic of) 6.15% 2032	PEN26,330	8,510
Peru (Republic of) 6.55% 20378	$2,517	3,398
Peru (Republic of) 5.625% 2050	1,240	1,567
Philippines (Republic of the) 6.25% 2036	PHP330,000	7,203
Poland (Republic of) 3.25% 2026	$12,900	13,220
Russian Federation 7.50% 2021	RUB592,800	10,193
Russian Federation 7.00% 2023	469,000	7,915
Russian Federation 8.15% 2027	573,000	10,239
Saudi Arabia (Kingdom of) 2.375% 20213	$1,700	1,673
Saudi Arabia (Kingdom of) 2.894% 20223	10,500	10,526
Saudi Arabia (Kingdom of) 3.25% 20263	6,915	6,812
Saudi Arabia (Kingdom of) 3.625% 20283	12,700	12,621
Slovenia (Republic of) 4.75% 20183	10,000	10,154
South Africa (Republic of), Series R-186, 10.50% 2026	ZAR65,000	4,985
South Africa (Republic of), Series R-214, 6.50% 2041	163,250	7,870
Sri Lanka (Democratic Socialist Republic of) 6.00% 2019	$4,500	4,646
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	1,900	2,019
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022	2,000	2,139
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	3,380	3,615

New World Fund — Page 10 of 15

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal?amount (000)	Value (000)
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025	$530	$590
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	16,820	18,693
Sri Lanka (Democratic Socialist Republic of) 6.20% 20273	2,960	3,151
Turkey (Republic of) 5.625% 2021	12,500	13,189
Turkey (Republic of) 9.20% 2021	TRY34,980	8,456
Turkey (Republic of) 2.467% 20246	9,586	2,936
Turkey (Republic of) 9.00% 2024	33,310	7,780
Turkey (Republic of) 8.00% 2025	37,000	8,095
Turkey (Republic of) 4.875% 2026	$38,940	38,096
Turkey (Republic of) 6.00% 2041	20,795	20,849
Turkey (Republic of) 4.875% 2043	3,100	2,681
United Mexican States 2.00% 20226	MXN29,210	1,445
United Mexican States 4.00% 2023	$26,150	27,458
United Mexican States 3.60% 2025	9,000	9,135
United Mexican States 4.125% 2026	11,200	11,684
United Mexican States 4.15% 2027	24,300	25,290
United Mexican States 4.00% 20406	MXN31,546	1,725
United Mexican States 6.05% 2040	$778	914
United Mexican States 4.60% 2046	9,850	9,636
United Mexican States 4.35% 2047	11,210	10,571
United Mexican States, Series M, 6.50% 2021	MXN99,500	5,103
United Mexican States, Series M20, 10.00% 2024	74,500	4,511
United Mexican States, Series M, 5.75% 2026	1,004,200	47,618
United Mexican States Government Global, Series A, 5.75% 2110	$3,240	3,402
		1,292,766
Corporate bonds & notes 0.90% Energy 0.54%
Ecopetrol SA 5.875% 2045	3,460	3,434
Gazprom OJSC 9.25% 2019	9,975	10,882
Gazprom OJSC 6.51% 20223	5,410	6,002
Gazprom OJSC, Series 9, 6.51% 2022	17,200	19,083
Genel Energy Finance 3 Ltd. 7.50% 20193	6,000	5,580
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20213,8,11	286	173
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	4,800	5,087
Petrobras Global Finance Co. 6.125% 2022	5,495	5,954
Petrobras Global Finance Co. 4.375% 2023	3,015	3,004
Petrobras Global Finance Co. 6.25% 2024	885	951
Petrobras Global Finance Co. 5.299% 20253	9,500	9,543
Petrobras Global Finance Co. 8.75% 2026	10,000	12,138
Petrobras Global Finance Co. 5.999% 20283	7,005	7,098
Petrobras Global Finance Co. 6.85% 2115	12,840	12,336
Petróleos Mexicanos 6.375% 2021	6,320	6,888
Petróleos Mexicanos 3.50% 2023	3,975	3,892
Petróleos Mexicanos 4.875% 2024	2,850	2,928
Petróleos Mexicanos 6.875% 2026	11,490	12,948
Petróleos Mexicanos 7.47% 2026	MXN271,550	12,687
Petróleos Mexicanos 6.50% 2041	$4,400	4,466
Petróleos Mexicanos 5.50% 2044	4,332	3,924
Petróleos Mexicanos 6.75% 2047	8,651	8,938
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20193,8	499	494
YPF SA 8.50% 20253	8,385	9,777
YPF Sociedad Anónima 8.75% 20248	10,000	11,643
		179,850

New World Fund — Page 11 of 15

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities 0.11%	Principal?amount (000)	Value (000)
Eskom Holdings Ltd. 5.75% 20213	$7,900	$8,002
State Grid Overseas Investment Ltd. 3.50% 20273	28,125	28,738
		36,740
Financials 0.08%
BBVA Bancomer SA 6.50% 20213	3,275	3,594
HSBK (Europe) BV 7.25% 20213	11,150	12,317
SB Capital SA 5.25% 20233	5,000	5,235
VEB Finance Ltd. 6.902% 2020	5,300	5,749
		26,895
Materials 0.08%
Vale Overseas Ltd. 6.875% 2036	2,250	2,707
Vale Overseas Ltd. 6.875% 2039	9,725	11,667
Vale SA 6.25% 2026	10,460	12,076
Vale SA 5.625% 2042	250	265
		26,715
Consumer discretionary 0.02%
Grupo Televisa, SAB 7.25% 2043	MXN30,240	1,212
Myriad International Holdings 6.00% 2020	$6,575	7,095
		8,307
Other mortgage-backed securities 0.02%
Export Credit Bank of Turkey 5.375% 20213	7,255	7,451
Telecommunication services 0.02%
Digicel Group Ltd. 6.00% 20213	6,285	6,208
Consumer staples 0.02%
Brasil Foods SA 4.75% 20243	5,600	5,794
Industrials 0.01%
Lima Metro Line Finance Ltd. 5.875% 20343,8	3,035	3,354
Total corporate bonds & notes		301,314
U.S. Treasury bonds & notes 0.09% U.S. Treasury 0.09%
U.S. Treasury 0.875% 201712	28,925	28,924
Total U.S. Treasury bonds & notes		28,924
Total bonds, notes & other debt instruments (cost: $1,555,061,000)		1,623,004
Short-term securities 8.19%
American Honda Finance Corp. 1.19%–1.24% due 12/12/2017–1/8/2018	90,000	89,826
Argentinian Treasury Bills 1.97%–2.87% due 11/10/2017–10/12/2018	7,866	7,792
Bank of Montreal 1.29%–1.30% due 11/1/2017–11/8/2017	188,100	188,075
BNP Paribas, New York Branch 1.34% due 11/17/2017	34,000	33,981
Caisse d’Amortissement de la Dette Sociale 1.38% due 1/10/20183	25,400	25,337
Canadian Imperial Bank of Commerce 1.44% due 3/13/20183	46,000	45,771

New World Fund — Page 12 of 15

Short-term securities	Principal?amount (000)	Value (000)
Coca-Cola Co. 1.26% due 1/18/20183	$50,000	$49,866
CPPIB Capital Inc. 1.31% due 1/2/20183	122,000	121,739
Egyptian Treasury Bills 16.59%–17.00% due 11/7/2017–3/20/2018	EGP731,525	39,829
ExxonMobil Corp. 1.12% due 11/8/2017	$35,000	34,992
Federal Home Loan Bank 1.05%–1.09% due 12/22/2017–1/12/2018	85,000	84,847
Freddie Mac 1.12% due 1/26/2018	49,800	49,664
Gotham Funding Corp. 1.34% due 12/12/20173	50,000	49,925
ING (U.S.) Funding LLC 1.27% due 11/10/2017	101,600	101,566
Kells Funding, LLC 1.30%–1.42% due 11/2/2017–2/5/20183	220,000	219,396
Liberty Street Funding Corp. 1.25%–1.35% due 11/28/2017–1/10/20183	65,000	64,852
Microsoft Corp. 1.23% due 1/23/20183	20,000	19,944
Mitsubishi UFJ Trust and Banking Corp. 1.36% due 1/5/20183	34,200	34,118
Mizuho Bank, Ltd. 1.27% due 11/15/2017–12/1/20173	211,600	211,451
Nestlé Finance International Ltd. 1.15% due 12/5/2017	100,000	99,888
Nigerian Treasury Bills 16.65%–17.68% due 5/3/2018–9/13/2018	NGN10,238,962	25,011
Nordea Bank AB 1.26%–1.41% due 11/7/2017–4/9/20183	$210,300	209,868
Old Line Funding, LLC 1.25%–1.43% due 11/9/2017–2/20/20183	130,800	130,546
Province of Alberta 1.15%–1.25% due 11/20/2017–1/16/20183	149,325	149,100
Qualcomm Inc. 1.23% due 1/25/20183	42,000	41,869
Sanofi 1.24% due 12/28/20173	28,400	28,348
Siemens Capital Co. LLC 1.20% due 12/27/20173	30,000	29,946
Sumitomo Mitsui Banking Corp. 1.30%–1.31% due 11/9/2017–12/18/20173	116,800	116,625
Svenska Handelsbanken Inc. 1.27%–1.30% due 11/20/2017–1/16/20183	80,000	79,884
The Norinchukin Bank (New York Branch) 1.26% due 12/11/2017	50,000	50,001
Toyota Motor Credit Corp. 1.20%–1.22% due 12/13/2017–12/22/2017	75,000	74,888
U.S. Treasury Bills 1.14% due 3/1/2018	25,000	24,903
United Overseas Bank Limited 1.34% due 1/9/20183	50,000	49,872
Victory Receivables Corp. 1.33%–1.35% due 11/14/2017–12/26/20173	140,200	140,010
Wal-Mart Stores, Inc. 1.13% due 11/20/20173	23,800	23,785
Total short-term securities (cost: $2,746,187,000)		2,747,515
Total investment securities100.04% (cost: $24,504,423,000)		33,564,482
Other assets less liabilities (0.04)%		(14,906)
Net assets100.00%		$33,549,576

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 10/31/2017 (000)
Purchases (000)	Sales (000)
USD67,087	INR4,400,899	JPMorgan Chase	11/6/2017	$(805)
USD12,646	BRL40,000	JPMorgan Chase	11/9/2017	437
USD57,950	INR3,784,041	Bank of America, N.A.	11/16/2017	(345)
USD3,802	BRL12,100	JPMorgan Chase	11/17/2017	113
USD5,075	INR329,550	Citibank	11/17/2017	(1)
USD7,255	ZAR97,000	Barclays Bank PLC	11/20/2017	419
USD13,029	ZAR177,560	Goldman Sachs	11/21/2017	519
USD4,600	TRY16,250	Bank of America, N.A.	11/21/2017	343
USD3,160	EUR2,625	HSBC Bank	11/21/2017	98

New World Fund — Page 13 of 15

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 10/31/2017 (000)
Purchases (000)	Sales (000)
USD7,998	MXN152,527	Bank of America, N.A.	11/21/2017	$73
USD44,471	INR2,878,728	Citibank	11/24/2017	171
USD15,031	BRL49,200	JPMorgan Chase	12/1/2017	54
USD6,808	GBP5,120	JPMorgan Chase	12/15/2017	(2)
USD5,892	JPY660,000	Bank of America, N.A.	12/18/2017	73
USD3,728	JPY420,000	UBS AG	12/19/2017	25
USD6,025	EUR5,075	HSBC Bank	12/22/2017	95
USD11,858	MXN215,000	JPMorgan Chase	1/4/2018	771
USD17,470	GBP13,135	Citibank	1/5/2018	(13)
USD19,883	INR1,320,000	Citibank	3/26/2018	(128)
				$1,897

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,“ was $744,245,000, which represented 2.22% of the net assets of the fund.
3	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,399,100,000, which represented 7.15% of the net assets of the fund.
4	Represents an affiliated company as defined under the Investment Company Act of 1940.
5	Value determined using significant unobservable inputs.
6	Index-linked bond whose principal amount moves with a government price index.
7	Coupon rate may change periodically.
8	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
9	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
10	Step bond; coupon rate will increase at a later date.
11	Scheduled interest and/or principal payment was not received.
12	A portion of this security was pledged as collateral. The total value of pledged collateral was $270,000, which represented less than .01% of the net assets of the fund.

Key to abbreviations and symbols
ADR = American Depositary Receipts
ARS = Argentine pesos
BRL = Brazilian reais
CDI = CREST Depository Interest
COP = Colombian pesos
DOP = Dominican pesos
EGP = Egyptian pounds
EUR/€ = Euros
GBP = British pounds
GDR = Global Depositary Receipts
INR = Indian rupees
JPY = Japanese yen
MXN = Mexican pesos
NGN = Nigerian naira
PEN = Peruvian nuevos soles
PHP = Philippine pesos
RUB = Russian rubles
TRY = Turkish lira
USD/$ = U.S. dollars
ZAR = South African rand

New World Fund — Page 14 of 15

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-036-1217O-S60680	New World Fund — Page 15 of 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the periods presented (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the investment portfolio as of October 31, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and investment portfolio are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and investment portfolio based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and investment portfolio are free of material misstatement. Our audit included consideration of internal control over financial reporting as it relates to the schedule as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting as it relates to the schedule. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and investment portfolio, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and investment portfolio in securities referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 14, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: December 29, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: December 29, 2017